EXHIBIT 32.1

ESCALA GROUP, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Escala Group, Inc. for the period ended March 31, 2006, I, Jose Miguel Herrero, President and Chief Executive Officer of Escala Group, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Form 10-Q for the period ended March 31, 2006 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-Q for the period ended March 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of Escala Group, Inc.

Dated: May 9, 2006
/s/ Jose Miguel Herrero
Jose Miguel Herrero, President and Chief Executive Officer